Exhibit 99.2

WARRANT ASSIGNMENT AGREEMENT

This Warrant Assignment Agreement (this “Agreement”) is made as of _______ __, 2007, by and among Inland Retail Real Estate Trust, Inc., a Maryland corporation (the “Company”), DDR IRR Acquisition, LLC, a Delaware limited liability company (the “Merger Sub” or, after the Effective Time (as defined below), the “Surviving Entity”) and the holder of the Held Company Warrants (defined below) signatory hereto (the “Warrantholder”).

RECITALS

WHEREAS, the Company, Developers Diversified Realty Corporation, an Ohio corporation (“Parent”) and Merger Sub are parties to that certain Agreement and Plan of Merger dated October 20, 2006 (the “Merger Agreement”), pursuant to which, among other things, the Company will be merged with and into the Merger Sub (the “Merger”) with the Merger Sub continuing as the surviving entity and as a wholly owned subsidiary of Parent;

WHEREAS, pursuant to Section 2.3 of the Merger Agreement, the Company has agreed to, among other things, use its reasonable best efforts in accordance with applicable law to cause each holder of any unexercised and outstanding warrant to purchase Company Common Stock (each, a “Company Warrant”) to enter into this Agreement;

WHEREAS, the Company and Inland Securities Corporation, an Illinois corporation (“Inland Securities”) are parties to that certain Warrant Purchase Agreement dated June 6, 2002 (the “Warrant Purchase Agreement”), pursuant to which, among other things, the Company issued and sold to Inland Securities 6,000,000 Company Warrants;

WHEREAS, Section 1(d) of the Warrant Purchase Agreement permits each holder of Company Warrants to assign and transfer such Company Warrants to a third party;

WHEREAS, Inland Securities assigned and “reallowed” the Company Warrants, either directly or indirectly, to the Warrantholder in accordance with Section 1(d) of the Warrant Purchase Agreement and, as of the date hereof, the Warrantholder holds the number of Company Warrants set forth below its name on the signature page hereto (the “Held Company Warrants”);

WHEREAS, the Surviving Entity has agreed to pay to the Warrantholder, subject to the consummation of the Merger, for the assignment and transfer of the Held Company Warrants to the Company, an amount equal to the excess, if any of (x) $14.00 over (y) the per share exercise price of the Held Company Warrants, multiplied by the number of shares subject to such Held Company Warrants at the time the Merger becomes effective (such time, the “Effective Time” and such amount, the “Warrant Assignment Consideration”); and

WHEREAS, subject to the terms and conditions of this Agreement, the Warrantholder now desires to sell, assign and transfer its Held Company Warrants to the Company in accordance with Section 1(d) of the Warrant Purchase Agreement and the Company desires to accept such assignment for the Warrant Assignment Consideration (the “Consideration Election”) or no additional consideration (the “No Consideration Election”), as selected by the Warrantholder on the Signature Page and Consideration Election Form attached hereto (the “Consideration Election Form”).

NOW THEREFORE, for good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto (intending to be legally bound) hereby agree as follows:

1.                                      Definitions.

“Affiliate” has the same meaning as such term is defined in Rule 405 promulgated under the Securities Act.

“Business Day” means any day of the year on which national banking institutions in Maryland are open to the public for conducting business and are not required or authorized to close.

“Company Common Stock” means the common stock of the Company, par value $.01 per share.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Governmental Entity” means any court or tribunal or administrative, governmental or regulatory body, agency or authority.

“Law” means violate any foreign or domestic law, Order, ordinance, award, stipulation, statute, judicial or administrative doctrine, rule or regulation entered by a Governmental Entity.

“Lien” means, with respect to the Held Company Warrants, any mortgage, claim, lien, pledge, charge, security interest or encumbrance of any kind in respect of any Held Company Warrant.

“Order” means any order, writ, injunction, judgment, plan or decree (whether temporary, preliminary or permanent).

“Person” means an individual, corporation, limited liability company, partnership, association, trust, unincorporated organization, other entity or group (as defined in the Exchange Act).

“Securities Act” means the Securities Act of 1933, as amended.

“Tax” means all taxes, charges, fees, imposts, levies, gaming or other assessments, including all net income, gross receipts, capital, sales, use, ad valorem, value added, transfer, franchise, profits, inventory, capital stock, license, withholding, payroll, employment, social security, unemployment, excise, severance, stamp, occupation, property and estimated taxes, customs duties, fees, assessments and charges of any kind whatsoever, together with any interest and any penalties, fines, additions to tax or additional amounts imposed by any taxing authority (domestic or foreign) and shall include any transferee or successor liability in respect of taxes, any liability in respect of taxes under Treasury Regulation Section 1.1502-6 or any similar provision of state, local or foreign Law, or imposed by contract.

2.                                      Assignment.  Subject to the satisfaction of the applicable conditions precedent set forth in Section 5 hereof:

(a)                                  pursuant to and in accordance with Section 1(d) of the Warrant Purchase Agreement, (i) the Warrant holder hereby (x) sells, assigns and transfers unto the Company the Held Company Warrants (the “Assignment”) and (y) irrevocably appoints the Company and/or its transfer agent as its attorney to transfer said Held Company Warrants on the books of the Company, with full power of substitution, and (ii) the Company hereby accepts the Assignment;  and

(b)                                 the Surviving Entity hereby agrees to pay to the Warrantholder the Warrant Assignment Consideration, if elected to be received by the Warrantholder as consideration for the Assignment.

3.                                      Form W-9; Delivery of Held Company Warrants.

(a)                                  If the Warrantholder elects the Consideration Election, then:

(i)                                     The Warrantholder must duly complete and execute Sections 1, 2 and 3 of the Consideration Election Form and deliver the duly completed and executed Consideration Election Form to the Company at the following address:

Inland Retail Real Estate Trust, Inc.
Attention: Investor Relations
2901 Butterfield Road
Oak Brook, IL 60523
Facsimile:  (630) 368-2210
E-mail: custserv@inland-retail.com

(ii)                                  Subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, upon surrender to the Company of a Held Company Warrant, together with the Consideration Election Form duly completed and validly executed, the Warrantholder shall be entitled to, after giving effect to any required Tax withholding pursuant to Section 3(a)(v) below, the Warrant Assignment Consideration.  The Company shall accept such Held Company Warrants and Consideration Election Form upon compliance with such reasonable terms and conditions as the Company may impose.

(iii)                               If any Held Company Warrant has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Warrantholder and, if required by the Surviving Entity, the posting by the Warrantholder of a bond in such reasonable amount as the Surviving Entity may direct as indemnity against any claim that may be made against it with respect to such Held Company Warrant, then, subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, the Surviving Entity (or its agent designated to pay the Warrant Assignment Consideration on behalf of the Surviving Entity (such agent, the “Paying Agent”)) shall pay the Warrant Assignment Consideration.

(iv)                              Any portion of the Warrant Assignment Consideration that remains unclaimed by the Warrantholder for one year (or sooner if the Held Company Warrants expire prior to such date) after the Effective Time (as well as any proceeds from the investment thereof) shall upon demand be delivered by the Surviving Entity and/or Paying Agent, as applicable, to Parent.  The Warrantholder agrees that if it has not complied with this Section 3(a), then it will look only to Parent for the Warrant Assignment Consideration, without any interest thereon.  Neither the Surviving Entity, the Paying Agent, nor the Company shall be liable to the Warrantholder for any consideration paid to a public official pursuant to applicable abandoned property, escheat or similar laws.

(v)                                 Parent, Merger Sub (in its capacity as the Surviving Entity or otherwise), the Company, and/or the Paying Agent shall be entitled to deduct and withhold from the Warrant Assignment Consideration otherwise payable pursuant to this Agreement, such amounts, if any, as are required to be deducted or withheld under any provision of U.S. federal tax Law, or any provision of state, local or foreign tax Law, with respect to the making of such payment.  Amounts so withheld shall be treated for all purposes of this Agreement as having been paid to the Warrantholder in respect of which such deduction or withholding was made.

(b)                                 If the Warrantholder elects the No Consideration Election, then the Warrantholder must duly complete and execute Sections 1 and 3 of the Consideration Election Form and promptly return its Held Company Warrants to the Company at the address set forth in Section 3(a)(i) above.

4.                                      Representations and Warranties of the Warrantholder.   The Warrantholder represents and warrants to the Company and the Surviving Entity, which representations and warranties shall survive the execution and delivery hereof, that the Warrantholder:  (a) is the legal and beneficial owner of the Held Company Warrants, (b) has the full right, power and authority to enter into this Agreement and perform the transactions contemplated hereby (including, without limitation, the Assignment) without the necessity of obtaining the consent or permission of any third party, (c) has not exercised, transferred, assigned or sold any of the Held Company Warrants and (d) has good, marketable and indefeasible title to, rights in and the power to assign and transfer the Held Company Warrants, subject to no Lien of any kind, and has not agreed or consented to cause any of the Held Company Warrants to be subject in the future (upon the happening of a contingency or otherwise) to any Lien of any kind.

5.                                      Conditions Precedent.   The Surviving Entity’s obligation to pay the Warrant Assignment Consideration is subject to, and contingent upon, the prior or contemporaneous satisfaction of the following conditions precedent:

(a)                                  The Merger shall have been consummated.

(b)                                 The Warrantholder shall have delivered to the Company (i) a duly completed and validly executed copy of the Consideration Election Form and (ii) its Held Company Warrants (or, if lost, stolen or destroyed, the affidavit referred to in Section 3(a)(iii) above and, if required by the Surviving Entity, the bond referred to in Section 3(a)(iii) above if requested).

6.                                      Release.   In further consideration of the Company’s and Merger Sub’s (in its capacity as the Surviving Entity or otherwise) execution of this Agreement, the Warrantholder (on behalf of itself and its managers, members, officers, employees, successors and assigns) hereby forever remises, releases, acquits, satisfies and forever discharges the Company and Merger Sub (in its capacity as the Surviving Entity or otherwise) and their respective successors, assigns, affiliates (including, without limitation, the Parent), officers, employees, directors, agents and attorneys (collectively, the “Releasees”) from any and all claims, demands, liabilities, disputes, damages, suits, controversies, penalties, fees, costs, expenses, actions and causes of action (whether at law or in equity) and obligations of every nature whatsoever, whether liquidated or unliquidated, known or unknown, matured or unmatured, fixed or contingent, that the Warrantholder (or any of its directors, officers, employees, successors and assigns) ever had or now has against or seeks from any or all of the Releasees, that arise from or relate to any actions, omissions, conditions, events or circumstances prior to the date hereof, including, without limitation, with respect to, directly or indirectly, the Held Company Warrants, the Warrant Purchase Agreement or any agreement, document or other instrument entered into or executed in connection with either of the foregoing.  The Warrantholder acknowledges that the Company and Merger Sub are each specifically relying upon the representations, warranties and agreements contained herein and that such representations, warranties and agreements constitute a material inducement to the Company and the Merger Sub entering into this Agreement.

7.                                      Miscellaneous.

(a)                                  Entire Agreement.   This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof (including, without limitation, any other agreement pertaining, directly or indirectly, to the Company Warrants).

(b)                                 Assignment.   Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party hereto by operation of Law (including by merger or consolidation) or otherwise without the express written consent of each of the other parties hereto; provided that each of the Parent and Merger Sub shall be permitted to transfer or assign to one or more of its Affiliates such party’s rights under this Agreement, but no such transfer shall relieve such Person of its obligations hereunder. Any assignment in violation of the preceding sentence shall be void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns

(c)                                  Governing Law.   This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland, without giving effect to the choice of law principles thereof or to the conflicts of laws provisions thereof which might result in the application of the laws of any other jurisdiction.

(d)                                 Descriptive Headings.   The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

(e)                                  Parties In Interest.   This Agreement shall be binding upon and inure solely to the benefit of each party hereto and its successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

(f)                                    Counterparts.   This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.  A signed facsimile, .pdf or other electronically transmitted copy shall constitute an original for all purposes; provided, however, if the Warrantholder delivers its duly completed and executed Consideration Election Form via facsimile, .pdf or other electronic transmission, then the Warrantholder must also deliver an original of such Consideration Election Form to the Company at the address set forth in Section 3(a)(i) above.

 SIGNATURE PAGE AND CONSIDERATION ELECTION FORM

I have read the attached “Warrant Assignment Agreement” and have decided:

☐                                    I want the Warrant Agreement Consideration of $2 per Warrant (Complete 1, 2, and 3 below.)

☐                                    I DO NOT want the Warrant Agreement Consideration (Complete 1 and 3 below.)

I understand that this decision is irrevocable and is the full, final and indefeasible payment for the “Assignment.”

1.     WARRANTHOLDER INFORMATION: (Please print.)

Number of Warrants: _______________________________________________________________________

Name of Warrantholder: ____________________________________________________________________

Address: _________________________________________________________________________________

                 _________________________________________________________________________________________

                 _________________________________________________________________________________________

Phone: ___________________________________________________________________________________

Please note that your check will be sent to the above address.

2.           SUBSTITUTE W-9 FORM (Must be signed by warrantholder or taxes will be withheld from payment.)

Under penalties of perjury, I certify that (1) the number shown below is my correct Tax Identification Number: and (2) I am not subject to backup withholding either because of (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (“IRS’) that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding; and (3) I am a U.S. person (including Resident Alien).

Tax Identification Number/Social Security Number of Warrantholder:

____________________________________________

Signature  _________________________________________________ Date____________________

3.             SIGNATURE:  IN WITNESS WHEREOF, the undersigned have hereunto executed this Warrant Assignment Agreement as of the date first written above:

Signature of Warrantholder: _____________________________________________________________

Note:  The above signature must correspond with the name as written upon the face of the Held Company Warrants in every particular respect, without alteration, enlargement or any change whatsoever, unless such Held Company Warrants have been duly assigned.

Signature of Inland Retail Real Estate Trust, Inc.

By: ___________________________________________________________

Name: _________________________________________________________

Title: __________________________________________________________

Signature of DDR IRR Acquisition LLC (Merger Sub – Surviving Entity)

By: ____________________________________________________________

Name: _________________________________________________________

Title: __________________________________________________________